UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 11, 2015

TARGA RESOURCES CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-34991	20-3701075
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1000 Louisiana, Suite 4300

Houston, TX 77002

(Address of principal executive office and Zip Code)

(713) 584-1000

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Underwriting Agreement

On March 11, 2015, Targa Resources Corp. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Barclays Capital Inc. (the “Underwriter”), providing for the offer and sale in an underwritten public offering (the “Equity Offering”) of 3,250,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a price of $91.00 per share of Common Stock. Pursuant to the Underwriting Agreement, the Company granted the Underwriter a 30-day option (the “Option”) to purchase up to an additional 487,500 shares of Common Stock (representing 15% of the number of shares of Common Stock offered to the public) on the same terms as the Common Stock sold by the Company.

The Equity Offering is expected to close on March 17, 2015. The Common Stock to be sold pursuant to the Underwriting Agreement was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-3 (File No. 333-202661).

In the Underwriting Agreement, the Company agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriter may be required to make because of any of those liabilities. The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Relationships

The Underwriter and its affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with the Company or its affiliates for which they have received or will receive customary fees and expenses. The Underwriter and its affiliates may currently, and may from time to time in the future, engage in transactions with and perform services for the Company and its affiliates in the ordinary course of business. Additionally, an affiliate of the Underwriter is a lender under the Company’s credit facility, and, accordingly, such affiliate will receive a portion of the net proceeds from the Equity Offering that are used for the repayment of borrowings under such facility.

Item 7.01	Regulation FD Disclosure.

On March 12, 2015, the Company issued a press release announcing the pricing of the Common Stock. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement dated as of March 11, 2015 by and between Targa Resources Corp. and the Underwriter named therein.

99.1	Press Release dated March 12, 2015, announcing the pricing of the Common Stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TARGA RESOURCES CORP.

Dated: March 16, 2015	By:	/s/ Jeffrey J. McParland
Jeffrey J. McParland
President—Finance and Administration

INDEX TO EXHIBITS

Exhibit Number	Description

1.1	Underwriting Agreement dated as of March 11, 2015 by and between Targa Resources Corp. and the Underwriter named therein.

99.1	Press Release dated March 12, 2015, announcing the pricing of the Common Stock.

3